UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2003

Commission File No. 000-20698

BROOKTROUT, INC.
(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS	04-2814792
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press release of Brooktrout, Inc. issued April 16, 2003 as to financial results for the quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

On April 16, 2003, we issued a press release announcing our financial results for the quarter ended March 31, 2003. The full text of the press release is included as Exhibit 99.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

This report, including the press release, is being furnished to the SEC under Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKTROUT, INC.

Date: April 16, 2003

	By:	/s/ Eric R. Giler
Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press Release of Brooktrout, Inc. issued April 16, 2003.